B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.	Basis of Presentation

The consolidated financial statements include the accounts of the Company and all of its wholly-owned subsidiaries and are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All intercompany balances and transactions have been eliminated in consolidation.

2.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates in the consolidated financial statements and accompanying notes. Significant estimates and assumptions that impact these financial statements relate to, among other things, allowance for doubtful accounts, inventory reserve, share-based compensation expense, estimated useful lives of property and equipment, and taxes.

3.	Foreign Currency Translation

All assets and liabilities of foreign subsidiaries are translated into U.S. dollars at the exchange rate as of the balance sheet date. Revenue and expense accounts are translated at weighted-average rates for the reporting period. Translation adjustments do not impact the results of operations and are reported as a separate component of stockholders’ equity. Foreign currency transaction gains and losses are included in the consolidated statements of operations.

4.	Fair Value

The carrying value of cash, cash equivalents and short-term investments, accounts receivable, accounts payable, and note receivable approximate their historical fair values due to their short-term maturities. The carrying value of the debt approximates its fair value due to the short-term nature of the debt since it renews frequently at current interest rates. Management believes that the interest rates in effect at each year end represent the current market rates for similar borrowings.

5.	Cash and Cash Equivalents

The Company considers all highly liquid securities with an original maturity of ninety days or less from the date of purchase to be cash equivalents. Cash in foreign accounts was approximately $6.6 million and $1.1 million at December 31, 2013 and 2012, respectively.

The Company maintains cash and cash equivalents at U.S. financial institutions for which the combined account balances in individual institutions may exceed Federal Deposit Insurance Corporation (“FDIC”) insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. As of December 31, 2013, approximately $16.0 million of U.S. deposits were not covered by FDIC insurance. The Company has not experienced any losses and believes it is not exposed to any significant risk with such accounts.

6.	Restricted Cash/Compensating Balances

The Company is required to maintain a compensation deposit equal to 30% of its bank acceptance notes to vendors with a China bank. The Company’s Taiwan subsidiary also uses time deposits for customs guarantee. As of December 31, 2013 and 2012, the amount of restricted cash was $0.8 million and $0.5 million, respectively.

7.	Short-Term Investments

The Company invests its excess cash in bank certificate of deposit. As of December 31, 2013, the Company invested $8.0 million in certificates of deposit in RMB currencies with Taiwan banks. The maturity dates range from 6 months to 12 months.

The Company arranged a revolving line of credit agreement with the same Taiwan bank by pledging 100% of its certificates of deposit. As of December 31, 2013, the pledged certificate of deposit for such arrangement amount is $4.0 million.

8.	Accounts Receivable/Allowance for Doubtful Accounts

The Company carries its accounts receivable at the net amount that it estimates to be collectible. An allowance for uncollectable accounts is maintained through a charge against operations. The allowance is determined by management review of outstanding amounts per customer, historical payments and the aging of accounts.

9.	Bank Acceptance Receivable

The Company carries its bank acceptance receivables at face value or discounted value if they are not interest bearing. The maturity date of the receivables are all within one year of the original issuance date and are carried at face value.

10.	Concentration of Credit Risk and Significant Customers

Financial instruments which potentially subject the Company to concentrations of credit risk include cash, cash equivalents and accounts receivable. The Company places all cash and cash equivalents with high-credit quality financial institutions.

The Company performs ongoing credit valuations of its customers’ financial condition whenever deemed necessary and generally does not require deposits or collateral to support customer receivables. The historical amount of losses on uncollectible accounts has been within the Company’s estimates. The Company generates much of its revenue from a limited number of customers. In 2013, 2012 and 2011, its top ten customers represented 76.9%, 77.6% and 76.6% of its revenue, respectively. In 2013, Cisco Systems, Inc. represented 21.8% of its revenue, Amazon represented 18.2% of its revenue and Biogenomics Corp., a distributor, represented 8.7% of its total revenue. The five largest receivable balances for customers represented an aggregate of 66%, and 58% of total accounts receivable at December 31, 2013 and 2012, respectively.

11.	Fair Value Accounting

The fair value measurement standard defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard characterizes inputs used in determining fair value according to a hierarchy that prioritized inputs based on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

Level 1—Inputs represent quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3—Inputs that are not observable from objective sources, such as management’s internally developed assumptions used in pricing an asset or liability.

Assets and liabilities that are required to be fair valued on a recurring basis include money market funds, marketable securities, equity instruments and contingent consideration.

Money market funds are valued with Level 1 inputs, using quoted market prices, and are included in cash and cash equivalents on the Company’s consolidated balance sheets.

12.	Inventories

Inventories are stated at the lower of cost (average-cost method) or market. Work in process and finished goods includes materials, labor and allocated overhead. The Company assesses the valuation of its inventory on a periodic basis and provides write-offs for the value of estimated excess and obsolete inventory based on estimates of future demand.

13.	Property, Plant and Equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation and amortization. The Company calculates depreciation using the straight-line method over the following estimated useful lives:

Useful lives

Buildings	20 - 40 years

Land improvements	10 years

Machinery and equipment	3 - 20 years

Furniture and fixtures	1 - 8 years

Computer equipment and software	3 - 7 years

Leasehold improvements	The shorter of the life of the applicable lease or the useful life of the improvement

Transportation equipment	5 years

Major improvements are capitalized and expenditures for maintenance and repairs are expensed as incurred. Construction in progress represents property, plant and equipment under construction or being installed. Costs include original cost, installation, construction and other direct costs which include interest on borrowings used to finance the asset. Construction in progress is transferred to the appropriate fixed asset account and depreciation commences when the asset has been substantially completed and placed in service.

Land use rights allow the Company rights for 50 years to certain land in Ningbo, China on which the Company built a facility that included office space, manufacturing operations and employee dormitories. The land use rights are recorded at cost and are amortized on the straight-line basis over the useful life of the related contract. The land use rights expire on October 7, 2054.

14.	Intangible Assets

Intangible assets consist of intellectual property that is stated at cost less accumulated amortization. As of December 31, 2013, the Company had 113 total patents issued. The costs incurred to obtain such patents have been capitalized and are being amortized over an estimated life of 20 years. The Company periodically evaluates its intangible assets to determine whether events or changes in circumstances indicate that a patent or trademark may not be applicable to the Company’s current products or is no longer in use. If such a determination is made, the intangible asset is impaired and the remaining value of the patent or trademark will be expensed at that time.

15.	Impairment of Long-Lived Assets

The Company accounts for impairment of long-lived assets in accordance with Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, (“ASC 360”). Long-lived assets consist primarily of property, plant and equipment. In accordance with ASC 360, the Company periodically evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When triggering event indicators are present, the Company obtains appraisals on an asset by asset basis, and will recognize an impairment loss when the sum of the appraised values is less than the carrying amounts of such assets. The appraised values, based on reasonable and supportable assumptions and projections, require subjective judgments. Depending on the assumptions and estimates used, the appraised values projected in the evaluation of long-lived assets can vary within a range of outcomes. The appraisals consider the likelihood of possible outcomes in determining the best estimate for the value of the assets.

The measurement for such an impairment loss is then based on the fair value of the asset as determined by the appraisals.

16.	Comprehensive Income (Loss)

ASC 220, Comprehensive Income, (“ASC 220”) establishes rules for reporting and display of comprehensive income and its components. ASC 220 requires that unrealized gains and losses on the Company’s foreign currency translation adjustments be included in comprehensive income.

17.	Share-based Compensation

The Company accounts for share-based compensation in accordance with the provisions of ASC 718, Compensation—Stock Compensation. Share-based compensation expense is recognized based on the estimated grant date fair value, net of an estimated forfeiture rate, in order to recognize compensation cost for those shares expected to vest. Compensation cost is recognized on a straight-line basis over the vesting period of the options.

18.	Revenue Recognition

The Company derives revenue from the manufacture and sale of fiber optic networking products. Revenue recognition follows the criteria of ASC 605, Revenue Recognition. Specifically, the Company recognizes revenue when persuasive evidence exists of an arrangement with a customer, usually in the form of a customer purchase order; delivery to a third party carrier has occurred; title and risk of loss have transferred to the customer; the price is fixed or determinable; collectability is reasonably assured and there are no uncertainties with respect to customer acceptance. The Company may offer units (samples) to current and potential customers at no charge for evaluation or qualification purposes. Such sample units are expensed as selling or research and development costs when shipped.

19.	Advertising Costs

Advertising costs are charged to operations as incurred and amounted to approximately $121,000, $80,000 and $104,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

20.	Research and Development

Research and development costs are charged to operations as incurred. The Company receives reimbursement for certain development costs, which are capitalized when incurred, up to the reimbursable amount.

21.	Income Taxes

The Company accounts for income taxes in accordance with the provisions of ASC 740, Income Taxes. The liability method is used to account for deferred income taxes. Under the liability method, deferred tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is unlikely that the deferred tax assets will not give rise to future benefits in the Company’s tax returns.

Uncertain tax provisions are recorded at their net recognizable amount, based on the amount of tax, interest and penalties that management deems is more likely than not to be sustained upon settlement with the tax authorities in the domestic and international jurisdictions in which the Company operates. The Company records tax-related interest and penalties as a component of income tax expense.

22.	Supplemental Cash Flow Information

During the years ended December 31, 2012 and 2011, $0.8 million and $1.1 million in aggregate principal amount of the convertible shareholder notes was converted by the holders, respectively. Upon conversion, 72,381 shares and 60,556 shares of Series G Preferred Stock were issued to the holders, respectively.

23.	New Accounting Standards Adopted in this Report

ASU 2011-04. In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This ASU represents the converged guidance of the FASB and the IASB on measuring fair value and for disclosing information about fair value measurements. The amendments in this ASU clarify the board of directors’ intent about the application of existing fair value measurement and disclosure requirements and changes particular principles or requirements for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 is effective prospectively for interim and annual reporting periods beginning after December 15, 2011. The Company adopted the provisions of ASU 2011-04 on January 1, 2012, and the adoption of this standard did not have a material impact on the Company’s financial position, results of operations or cash flows.

24.	Reverse Stock Split

On May 1, 2013, the Company’s board of directors approved, and holders of the requisite number of outstanding shares of our capital stock approved on May 21, 2013, an amendment to our certificate of incorporation to effect a reverse stock split with respect to our securities. Based on the prior board and stockholder approvals, on August 16, 2013 the Company’s board of directors determined that the ratio for the reverse stock split would be 30-to-one. The reverse stock split was effected on August 20, 2013, the date that the amendment to our certificate of incorporation was filed with the Delaware Secretary of State. The reverse stock split is reflected in the accompanying consolidated financial statements and related notes on a retroactive basis for all periods presented.